ESCROW AGREEMENT
(For PRC Investors)

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made as of December 21, 2009, by and among AllBright Law Offices, a law office registered in the People’s Republic of China, with an address at Citigroup Tower, 14th Floor No. 33, HuaYuan Shi Qiao Road, Pudong New Area, Shanghai, China 200120 (the “Escrow Agent”), SinoCoking Coal and Coke Chemical Industries, Inc. (prior to the closing of the Share Exchange, “Ableauctions.com, Inc.”), a Florida corporation (the “Company”), and certain investors in the securities of the Company (“Purchasers”).   Purchasers, the Escrow Agent and Company collectively referred to herein as the “Parties.”  Capitalized terms used herein and not defined shall have the same meanings as set forth in the Securities Purchase Agreement (defined below).

RECITALS

           WHEREAS, Company is offering its units (“Units”) at a purchase price of US $6.00, with each Unit consisting of one (1) share of post-Reverse Stock Split common stock of the Company, and a warrant for the purchase of 0.5 shares of common stock with an exercise price of $12.00 per share (the “Purchased Securities”), to the Purchasers pursuant to a Securities Purchase Agreement for the purchase and sale of the Units, by and among the Company and the Purchasers named therein (“Securities Purchase Agreement”), entered into concurrently with this Escrow Agreement;

WHEREAS, the foregoing issuance of Units (the “Financing”) is being conducted immediately following the consummation of a reverse acquisition by means of a share exchange (“Share Exchange”) by the Company of Top Favour Limited, a British Virgin Islands company and holding company for a coal and coke producing business in the Henan Province of China, as described in the Securities Purchase Agreement;

WHEREAS, in connection with the Share Exchange and effective upon its closing, the Company shall have conducted a 1-for-20 reverse stock split of its common stock (“Reverse Stock Split”), and after giving effect to the Reverse Stock Split and Share Exchange, the Company will have approximately 13.5 million shares of common stock, par value $0.001 per share, issued and outstanding;

WHEREAS, the parties contemplate that the initial closing of the aforementioned transaction will occur within the 30 day period following the date of this Escrow Agreement (the “Initial Closing Date”) immediately following the completion of the Reverse Stock Split and Share Exchange, and it is anticipated that the offering of Units under the Securities Purchase Agreement will be conducted in one or more closings over a period of up to 90 days (each, a “Closing”);

WHEREAS, in order to facilitate the orderly exchange of investment funds and securities between the Company and the Purchasers, the Parties are entering into this Escrow Agreement with the Escrow Agent.

AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

1.           The Escrow.

1.1           The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Purchased Securities.

1.2           The Company will inform Escrow Agent of its intent to conduct a Closing for the issuance of Purchased Securities.  Upon the Escrow Agent’s receipt of: (i) the Purchase Price together with executed counterparts of this Escrow Agreement and the Securities Purchase Agreement countersigned by the Company (the “Transaction Documents”); and (ii) executed counterparts of the Transaction Documents along with all closing deliveries set forth in the Securities Purchase Agreement (the “Closing Deliverables”), it shall telephonically or by electronic mail advise both the Purchasers and Company that it has received the Purchase Price and all Closing Deliverables.  Upon receipt of written confirmation that all closing conditions have been satisfied with respect to each Closing, and that all Closing Deliverables have been received, the Escrow Agent shall deliver the Purchased Securities to Purchasers and to transfer the Purchase Price (minus applicable wire transfer fees) to Company.

1.3           Wire transfers to the Escrow Agent shall be made as follows:

                                    户名：河南省平顶山泓利煤焦有限公司
                                   帐号：66676160154700001026
                                   银行：上海浦东发展银行郑州高新开发区支行

1.4           This Agreement shall have a term of ninety (90) days, unless further extended by mutual agreement of the Company and Escrow Agreement.

2.           Limited Duties of Escrow Agent.  It is understood and agreed that the duties of the Escrow Agent are entirely ministerial in nature, being limited to receiving and forwarding the items received pursuant to Section 1 hereof.

2.1           Reliance by Escrow Agent.  The Escrow Agent may conclusively rely on, and shall be protected when it acts in good faith upon, any statement, certificate, notice, request, consent, order, or other document which it believes to be genuine and signed by the proper Party.  The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document and its sole responsibility shall be to act only as set forth in this Escrow Agreement.  The Escrow Agent shall be under no obligation to institute or defend any action, suit, or proceeding in connection with this Escrow Agreement unless it is indemnified to its satisfaction.  The Escrow Agent shall not be liable for any action taken or omitted, in good faith upon advice of counsel.  In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for damages, losses, or expenses except for its willful misconduct.

Escrow Agreement (PRC Account)

2.2           Escrow Agent as Depository Only. The Escrow Agent acts hereunder as a depository only, and it is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority or rights of any person, executing the same.  The Escrow Agent shall not be required to take or be bound by notice of any default of any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Escrow Agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.  The Escrow Agent shall not be liable for acting upon any notice, request, waiver, consent, receipt or other papers or documents not believed by the Escrow Agent to be genuine and to have been signed by the proper Party or Parties.

2.3           No Liability for Error of Judgment.  The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith except its own willful misconduct.  The Escrow Agent shall not be answerable for the default or misconduct of any agent, attorney or employee appointed by it if such agent, attorney or employee shall have been selected with reasonable care.   The Escrow Agent may consult with legal counsel in the event of any dispute hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of any such counsel.

2.4           Further Rights of Escrow Agent.  In the event of any disagreement between the undersigned or any of them, or the person or persons named in the foregoing instructions, or any other person, resulting in adverse claims or demands being made in connection with or for any papers, money or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to continue to do, refrain or refuse to act until:

(a)           the rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the Parties and the money, papers and property involved herein or affected hereby; or

(b)           all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all of the persons interested; and

(c)           Escrow Agent shall have the right, at any time, to commence interpleader at the expense of all other Parties to this Escrow Agreement.

Escrow Agreement (PRC Account)

3.           Fees to Escrow Agent.  The Escrow Agent shall not receive a fee for the discharge of its duties under this Escrow Agreement.  However, in the event that the conditions of this Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated by the Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification thereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party or justifiably intervenes in any litigation pertaining to this Escrow Agreement, or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys’ fees, occasioned by any delay, controversy, litigation or event, and the same may be recoverable from jointly and severally from all other parties.

4.           Notices.  The notice addresses of the Parties hereto are as follows:

Company:                              SinoCoking Coal and Coke Chemical Industries, Inc.
Kuanggong Road and Tiyu Road
10th Floor, Chengshi Xin Yong She, Tiyu Road
Xinhua District, Pingdingshan,
Henan Province, China
Fax: +86-375-2920030

Purchasers:                           To the address and fax number for each
Purchaser as indicated on the Signature
Page of the Securities Purchase Agreement

Escrow Agent:       Steve Zhu
                                Attorney at Law/Senior Partner
                                AllBright Law Offices
                                Citigroup Tower
                                14th Floor
                                No. 33, HuaYuan Shi Qiao Road,
                                Pudong New Area
                                Shanghai, China 200120
                                Telephone:  (86-21)-61059116
                                Facsimile:  (86-21)-61059119

5.           Miscellaneous.  The provisions of Section 2 shall survive any termination of this Escrow Agreement, whether by full release of the Closing Deliverables, resignation or termination of the Escrow Agent, or otherwise.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Escrow Agreement (PRC Account)

6.           Acknowledgement.   Escrow Agent hereby acknowledges receipt of this Escrow Agreement and agrees to act in accordance with said Escrow Agreement and upon the terms and conditions set forth herein.

 IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

ESCROW AGENT:

AllBright Law Offices

By: /s/ Steve Zhu
Name: Steve Zhu
Title:  Attorney at Law/Senior Partner

COMPANY:

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

By:  /s/ Jianhua Lv
Name:   Jianhua Lv
Title:     Chief Executive Officer

PURCHASERS:

Name: _______________________________

Signature: ____________________________

Authorized
Representative: ________________________

Title: ________________________________

Escrow Agreement (PRC Account)